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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-56712) of our report, dated March 14, 2001 included in Calpine Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Amendment No. 1 to the Registration Statement.

San Jose, California
   April 16, 2001


/s/ ARTHUR ANDERSEN LLP